Series Number:  1
For period ending 3/31/17

48)	Investor, A, C & R
First $1 billion 0.648%
Next $1 billion 0.596%
Next $3 billion 0.566%
Next $5 billion 0.546%
Next $15 billion 0.533%
Next $25 billion 0.531%
Over $50 billion 0.530%

   Institutional
First $1 billion 0.448%
Next $1 billion 0.396%
Next $3 billion 0.366%
Next $5 billion 0.346%
Next $15 billion 0.333%
Next $25 billion 0.331%
Over $50 billion 0.330%



72DD)       1. Total income dividends for which
record date passed during the period
Investor Class
	23,
685
Institutional Class
	1,8
86
                  2.  Dividends for a second class of
open-end company shares
A Class
	1,5
18
C Class	149
R Class	146

73A)          1. Dividends from net investment
income
Investor Class
	$0.
2538
Institutional Class
	$0.
2752
                  2. Dividends for a second class of
open-end company shares
A Class
	$0.
2271
C Class
	$0.
1471

R Class
	$0.
2004

74U)          1. Number of shares outstanding
(000's omitted)
Investor Class
	88,
198
Institutional Class
	8,3
64
                 2. Number of shares outstanding of a
second class of open-end company
shares (000's omitted)
A Class
	4,8
20
C Class	708
R Class	707

74V)         1. Net asset value per share (to
nearest cent)
Investor Class
	$10
..51
Institutional Class
	$10
..51

                 2. Net asset value per share of a
second class of open-end company
shares (to nearest cent)
A Class
	$10
..51
C Class
	$10
..51
R Class
	$10
..51

Series Number:  6
For period ending 3/31/17

48)	Investor, A, C & R
First $1 billion 0.568%
Next $1 billion 0.516%
Next $3 billion 0.486%
Next $5 billion 0.466%
Next $15 billion 0.453%
Next $25 billion 0.451%
Over $50 billion 0.450%

   Institutional
First $1 billion 0.368%
Next $1 billion 0.316%
Next $3 billion 0.286%
Next $5 billion 0.266%
Next $15 billion 0.253%
Next $25 billion 0.251%
Over $50 billion 0.250%

72DD)      1. Total income dividends for which
record date passed during the period
Investor Class
	11,
962
Institutional Class
	6,1
59
                 2.  Dividends for a second class of
open-end company shares
A Class
	1,7
02
C Class	38
R Class	45

73A)          1. Dividends from net investment
income
Investor Class
	$0.
2090
Institutional Class
	$0.
2313
                  2. Dividends for a second class of
open-end company shares
A Class
	$0.
1810
C Class
	$0.
0972


R Class
	$0.
1530

74U)          1. Number of shares outstanding
(000's omitted)
Investor Class
	54,
028
Institutional Class
	17,
570

                  2. Number of shares outstanding of a
second class of open-end company
shares (000's omitted)
A Class
	8,7
34
C Class	307
R Class	307

74V)          1. Net asset value per share (to
nearest cent)
Investor Class
	$10
..95
Institutional Class
	$10
..95

                  2. Net asset value per share of a
second class of open-end company
shares (to nearest cent)
A Class
	$10
..95
C Class
	$10
..95
R Class
	$10
..95

Series Number:  7
For period ending 3/31/17

48)	Investor, A, C & R
First $1 billion 0.568%
Next $1 billion 0.516%
Next $3 billion 0.486%
Next $5 billion 0.466%
Next $15 billion 0.453%
Next $25 billion 0.451%
Over $50 billion 0.450%

   Institutional
First $1 billion 0.368%
Next $1 billion 0.316%
Next $3 billion 0.286%
Next $5 billion 0.266%
Next $15 billion 0.253%
Next $25 billion 0.251%
Over $50 billion 0.250%

72DD)       1. Total income dividends for which
record date passed during the period
Investor Class
	30,
551
Institutional Class
	23,
478
                  2.  Dividends for a second class of
open-end company shares
A Class
	4,3
93
C Class	148
R Class	316

73A)           1. Dividends from net investment
income
Investor Class
	$0.
2254
Institutional Class
	$0.
2488
                   2. Dividends for a second class of
open-end company shares
A Class
	$0.
1960
C Class
	$0.
1081
R Class
	$0.
1667

74U)          1. Number of shares outstanding
(000's omitted)
Investor Class
	145
,448
Institutional Class
	103
,128

                  2. Number of shares outstanding of a
second class of open-end company
shares (000's omitted)
A Class
	24,
684
C Class
	1,3
68
R Class
	2,2
97

74V)         1. Net asset value per share (to
nearest cent)
Investor Class
	$11
..70
Institutional Class
	$11
..69

                 2. Net asset value per share of a
second class of open-end company
shares (to nearest cent)
A Class
	$11
..67
C Class
	$11
..68
R Class
	$11
..72

Series Number:  9
For period ending 3/31/17

48)	Investor, A, C & R
First $1 billion 0.648%
Next $1 billion 0.596%
Next $3 billion 0.566%
Next $5 billion 0.546%
Next $15 billion 0.533%
Next $25 billion 0.531%
Over $50 billion 0.530%

   Institutional
First $1 billion 0.448%
Next $1 billion 0.396%
Next $3 billion 0.366%
Next $5 billion 0.346%
Next $15 billion 0.333%
Next $25 billion 0.331%
      Over $50 billion 0.330%

72DD)       1. Total income dividends for which
record date passed during the period
Investor Class
	1,4
91
Institutional Class	290
                  2.  Dividends for a second class of
open-end company shares
A Class	58
C Class	-
R Class	1

73A)          1. Dividends from net investment
income
Investor Class
	$0.
0663
Institutional Class
	$0.
0855
                  2. Dividends for a second class of
open-end company shares
A Class
	$0.
0423
C Class	-


R Class
	$0.
0104

74U)         1. Number of shares outstanding
(000's omitted)
Investor Class
	20,
646
Institutional Class
	2,3
06
                 2. Number of shares outstanding of a
second class of open-end company
shares (000's omitted)
A Class
	1,1
32
C Class	78
R Class	110

74V)         1. Net asset value per share (to
nearest cent)
Investor Class
	$9.
58
Institutional Class
	$9.
59
                 2. Net asset value per share of a
second class of open-end company
shares (to nearest cent)
A Class
	$9.
59
C Class
	$9.
29
R Class
	$9.
55